AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made as of October 3, 2008, and amended as of May 20, 2015, among Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the “Fund” or collectively referred to as the “Funds”), Wells Fargo Master Trust(“Master Trust”), a Delaware statutory trust, and Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), a limited liability company organized under the laws of the State of Delaware.

WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and

WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) and/or an administration agreement (the “Administration Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Limitation on Total Operating Expense Ratios.  The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a “Capped Operating Expense Ratio”) as set forth from time to time in Schedule A attached hereto (each, a “Commitment”).   The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund’s operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, interest or taxes)and do not include Extraordinary Expenses.  Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

Application of the Commitments to Tiered Funds.  A Fund that invests in shares of a money market Fund need not attribute the money market Fund’s fees to the investing Fund’s operating expenses.  A non-WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.  A Dynamic Target Date Fund that invests in securities of any registered investment company other than a money market Fund shall attribute the registered investment company’s fees to the investing Fund’s operating expenses.  A WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.   Except as expressly provided in this Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund’s operating expenses.

Duration of the Commitments.

Initial Waiver.  The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the “Expiration/Renewal Date”).

Automatic Renewal of the Commitments.  The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes.  The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.

Funds Management’s Obligations Following Non-Renewal of a Commitment.  Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as:  (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.

Board Approval of an Increase in a Capped Operating Expense Ratio.  If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management’s Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

Funds Management’s Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment.  Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of the Board.  Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting.  Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.

Modification; Amendment.  No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust.  Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement.  Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

Entire Agreement.  This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter.  Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.  In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

IN WITNESS WHEREOF, the parties have duly executed this Amended and RestatedAgreement as of May 20, 2015.

WELLS FARGO FUNDS TRUST, for itself and on

behalf of its series listed from time to time on the

Schedules attached hereto

By   ________________________________

         C. David Messman

         Secretary

WELLS FARGO MASTER TRUST

By   ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By   ________________________________

         Paul Haast

         Senior Vice President

SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund[1] Class A Class C Class R6 Administrator Class Institutional Class	0.76% 1.51% 0.28% 0.57% 0.33%	August 31, 2015 August 31, 2015 August 31, 2016 August 31, 2015 August 31, 2015
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Alternative Strategies Fund[2] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 2.25%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Asia Pacific Fund Class A Class C Administrator Class[3] Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	August 31, 2015 August 31, 2015 August 31, 2015 August 31, 2015 August 31, 2015 August 31, 2015
C&B Large Cap Value Fund[4] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
C&B Mid Cap Value Fund[5] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2016
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.75% 1.50% 1.50% 0.55% 0.48%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2016
Capital Growth Fund[6] Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.11% 1.86% 0.75% 0.60% 0.90% 0.65% 1.17%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Colorado Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class[7] Investor Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.90% 1.29%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Conservative Income Fund Institutional Class	0.27%	December 31, 2015
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.78% 1.53% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42% 0.79%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.84% 1.15% 0.89% 1.28%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Capital Builder Fund Class A Class B Class C Administrator Class[8] Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified International Fund[9] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Dow Jones Target Today Fund[10] Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.81% 1.56% 1.56% 1.06% 0.45% 0.30% 0.65% 0.86%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2010 Fund[11] Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.47% 0.32% 0.67% 0.88%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2015 Fund[12] Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.84% 1.09% 0.48% 0.33% 0.68% 0.89%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2020 Fund[13] Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.61% 1.61% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2025 Fund[14] Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2030 Fund[15] Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.87% 1.62% 1.62% 1.12% 0.51% 0.36% 0.71% 0.92%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2035 Fund[16] Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2040 Fund[17] Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2045 Fund[18] Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2050 Fund[19] Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2055 Fund[20] Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2060 Fund[21] Class A Class C Class R Class R4 Class R6 Administrator Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target Today Fund[22] Class A Class C Class R Class R4 Class R6	0.98% 1.73% 1.23% 0.67% 0.52%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2015 Fund[23] Class A Class C Class R Class R4 Class R6	1.00% 1.75% 1.25% 0.69% 0.54%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2020 Fund[24] Class A Class C Class R Class R4 Class R6	1.02% 1.77% 1.27% 0.71% 0.56%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2025 Fund[25] Class A Class C Class R Class R4 Class R6	1.04% 1.79% 1.29% 0.73% 0.58%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2030 Fund[26] Class A Class C Class R Class R4 Class R6	1.06% 1.81% 1.31% 0.75% 0.60%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2035 Fund[27] Class A Class C Class R Class R4 Class R6	1.07% 1.82% 1.32% 0.76% 0.61%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2040 Fund[28] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2045 Fund[29] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2050 Fund[30] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2055 Fund[31] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2060 Fund[32] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Emerging Growth Fund[33] Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.40%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Emerging Markets Equity Fund[34] Class A Class B Class C Class R6 Administrator Class Institutional Class	1.67% 2.42% 2.42% 1.18% 1.50% 1.23%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Emerging Markets Equity Select Fund[35] Class A Class C Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.15% 1.45% 1.20%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Endeavor Select Fund[36] Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 0.80% 1.10% 0.85% 1.24%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Global Long/Short Fund Class A Class C Administrative Class Institutional Class	1.75% 2.50% 1.65% 1.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Government Money Market Fund Class A Administrator Class
Institutional Class
Select Class[37] Service Class Sweep Class	0.65% 0.35% 0.20% 0.16% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.85% 1.60% 1.60% 0.64% 0.48% 0.88%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.21% 1.96% 0.96% 0.75% 1.27%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
High Income Fund[38] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.80% 0.70%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.84% 1.59% 1.59% 0.72% 0.58% 0.85%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Index Fund[39] Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Intermediate Tax/AMT-Free Fund[40] Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
International Equity Fund[41] Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
International Value Fund[42] Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Intrinsic Small Cap Value Fund[43] Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.20% 1.00% 1.46%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Intrinsic Value Fund[44] Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.91% 1.41% 0.80% 0.65% 0.95% 0.70%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Intrinsic World Equity Fund[45] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Large Cap Core Fund[46] Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.20%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Large Cap Growth Fund[47] Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.07% 1.82% 1.32% 0.75% 0.60% 0.95% 0.65% 1.13%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Large Company Value Fund[48] Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.16%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Money Market Fund[49] Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Municipal Bond Fund[50] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2016 May 31, 2016 May 31, 2016
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2015 October 31, 2015 October 31, 2015
Omega Growth Fund[51] Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Opportunity Fund[52] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.97% 1.00% 0.75% 1.23%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Premier Large Company Growth Fund[53] Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.80% 0.65% 0.95% 0.70% 1.18%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Real Return Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.72% 1.47% 0.48% 0.73%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term Municipal Bond Fund[54] Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Small Cap Opportunities Fund Administrator Class Institutional Class	1.20% 0.95%	July 31, 2015 July 31, 2016
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.28% 2.03% 2.03% 0.83% 1.08% 0.88% 1.29%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Small Company Growth Fund[55] Class A Class B Class C Class R6 Administrator Class Institutional Class	1.40% 2.15% 2.15% 0.90% 1.20% 0.95%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2016 September 30, 2015 September 30, 2015
Small Company Value Fund[56] Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 1.00%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.35% 2.10% 1.15% 0.95% 1.41%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.25% 2.00% 0.82% 1.14% 0.87% 1.31%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Specialized Technology Fund Class A Class B Class C Administrator Class[57] Investor Class	1.50% 2.25% 2.25% 1.35% 1.53%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Special Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class[58] Institutional Class	1.34% 2.09% 2.09% 0.89% 1.09% 0.94%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2016 July 31, 2015 July 31, 2015
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2015
WealthBuilder Equity Portfolio	1.50%	September 30, 2015
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2015
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2015
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2015
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2015
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2015 October 31, 2015 October 31, 2015
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016

Most Recent Annual Approval: June 1, 2015

Schedule A amended: May 20, 2015

* On May 20, 2015, the Board of Wells Fargo Funds Trust approved: (i) the conversion of Investor Class to Class A shares for all applicable series of Funds Trust (the “Conversion”); (ii) the shares of each such Investor Class for all applicable Funds other than the Short-Term Municipal Bond Fund, C&B Mid Cap Value Fund, and High Income Fund, assume the attributes of shares of each corresponding Class A, including fee structures; (iii) the shares of each Investor Class for the Short-Term Municipal Bond Fund, C&B Mid Cap Value Fund, and High Income Fund  be modified to assume the attributes of shares of the corresponding Class A of each of these Funds, with the exception that Class A shares for these Funds will assume a net operating expense cap equal to that of the pre-existing Investor Class shares of each Fund.  The conversion date is expected to be on or about October 23, 2015.
The foregoing schedule of capped operating expense ratios is agreed to as of May 20, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

       C. David Messman

       Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
  Paul Haast

  Senior Vice President

As of May 18, 2004

Amended and Restated Fee and Expense Agreement

Schedule B

WELLS FARGO FUNDS TRUST

Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A

1. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Absolute Return Fund.  Effective July 1, 2015 the ratios for Class A and Class C will be 0.71% and 1.46%, respectively, expiring August 31, 2016.

2.  Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

3. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Asia Pacific Fund Administrator Class.  Effective March 1, 2016 the ratio will be 1.50%, expiring February 28, 2017.

4. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the C&B Large Cap Value Fund.  Effective October 1, 2015, the ratios for the Administrator Class and Institutional Class will be 1.00% and 0.80%, respectively, expiring September 30, 2016.

5. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the C&B Mid Cap Value Fund.  Effective February 1, 2016, the ratios for Classes A, B and C will be 1.25%, 2.00% and 2.00%, respectively, expiring January 31, 2017.

6. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Capital Growth Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 0.94% and 0.70%, respectively, expiring November 30, 2016.

7. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratio for the Common Stock Fund Institutional Class.  Effective July 1, 2015 the ratio will be 0.85%, expiring January 31, 2017.

8. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Diversified Capital Builder Fund Administrator Class.  Effective February 1, 2016 the ratio will be 1.05%, expiring January 31, 2017.

9. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Diversified International Fund.  Effective March 1, 2016 the ratios for Classes A, B and C will be 1.35%, 2.10% and 2.10%, respectively, expiring February 28, 2017.

10. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target Today Fund.  Effective July 1, 2015 the ratios for Classes A, B, C and R will be 0.76%, 1.51%, 1.51% and 1.01%, respectively, expiring June 30, 2016.

11. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2010 Fund.  Effective July 1, 2015 the ratios for Classes A, B, C and R will be 0.78%, 1.53%, 1.53% and 1.03%, respectively, expiring June 30, 2016.

12. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2015 Fund.  Effective July 1, 2015 the ratios for Class A and Class R will be 0.79% and 1.04%, respectively, expiring June 30, 2016.

13. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2020 Fund.  Effective July 1, 2015 the ratios for Classes A, B, C and R will be 0.81%, 1.56%, 1.56% and 1.06%, respectively, expiring June 30, 2016.

14. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2025 Fund.  Effective July 1, 2015 the ratios for Class A and Class R will be 0.81% and 1.06%, respectively, expiring June 30, 2016.

15. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2030 Fund.  Effective July 1, 2015 the ratios for Classes A, B, C and R will be 0.82%, 1.57%, 1.57% and 1.07%, respectively, expiring June 30, 2016.

16. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2035 Fund.  Effective July 1, 2015 the ratios for Class A and Class R will be 0.83% and 1.08%, respectively, expiring June 30, 2016.

17. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2040 Fund.  Effective July 1, 2015 the ratios for Classes A, B, C and R will be 0.83%, 1.58%, 1.58% and 1.08%, respectively, expiring June 30, 2016.

18. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2045 Fund.  Effective July 1, 2015 the ratios for Class A and Class R will be 0.83% and 1.08%, respectively, expiring June 30, 2016.

19. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2050 Fund.  Effective July 1, 2015 the ratios for Classes A, C and R will be 0.83%, 1.58% and 1.08%, respectively, expiring June 30, 2016.

20. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Dow Jones Target 2055 Fund.  Effective July 1, 2015 the ratios for Class A and Class R will be 0.83% and 1.08%, respectively, expiring June 30, 2016.

21. On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.   In addition, on May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes.  Upon commencement of operations, the ratios for Classes A, C and R will be 0.83%, 1.58% and 1.08%, respectively, expiring June 30, 2017.

22. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

23. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

24. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

25. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

26. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

27. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

28. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

29. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

30. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

31. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

32. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

33. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Emerging Growth Fund.  Effective October 1, 2015 the ratios for Class A and Class C will be 1.35% and 2.10%, respectively, expiring September 30, 2016.

34. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Emerging Markets Equity Fund.  Effective July 1, 2015 the ratios for Classes A, B, C, Administrator and Institutional will be 1.61%, 2.36%, 2.36%, 1.49% and 1.22%, respectively, expiring February 28, 2017.

35. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Emerging Markets Equity Select Fund.  Effective July 1, 2015 the ratios for Class A and Class C will be 1.60% and 2.35%, respectively, expiring February 28, 2017.

36. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Endeavor Select Fund.  Effective July 1, 2015 the ratios for Classes A, B and C will be 1.20%, 1.95% and 1.95%, respectively, expiring November 30, 2016.

37. On May 20, 2015, the Board of Wells Fargo Funds Trust approved the establishment of Select Class shares for the Government Money Market Fund.  The Select Class is expected to commence operations in the third quarter of 2015.

38. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the High Income Fund.  Effective January 1, 2016, the ratios for Classes A, B, C, Administrator and Institutional will be 0.93%, 1.68%, 1.68%, 0.83% and 0.53%, respectively, expiring December 31, 2016.

39. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Index Fund.  Effective upon the conversion of the Investor Class shares to Class A, the ratios for Classes A, B and C will be 0.45%, 1.20% and 1.20%, respectively, expiring one year after the next annual update following the effectiveness of the Investor Class conversion.

40. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Intermediate Tax/AMT-Free Fund Institutional Class.  Effective November 1, 2015 the ratio for will be 0.45%, expiring October 31, 2016.

41. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the International Equity Fund.  Effective March 1, 2016, the ratios for Classes A, B, C, R, Administrator and Institutional will be 1.35%, 2.10%, 2.10%, 1.41%, 1.23% and 0.93%, respectively, expiring February 28, 2017.

42. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the International Value Fund.  Effective October 1, 2015 the ratios for Classes A, B, C and Institutional will be 1.35%, 2.10%, 2.10% and 1.00%, respectively, expiring September 30, 2016.

43. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Intrinsic Small Cap Value Fund.  Effective August 1, 2015 the ratios for Class A and Class C will be 1.35% and 2.10%, respectively, expiring July 31, 2016.

44. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Intrinsic Value Fund.  Effective July 1, 2015 the ratios for Classes A, B, C and R will be 1.11%, 1.86%, 1.86% and 1.36%, respectively, expiring November 30, 2016.

45. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Intrinsic World Equity Fund.  Effective March 1, 2016 the ratios for Class A and Class C will be 1.35% and 2.10%, respectively, expiring February 28, 2017.  In addition, the Board approved an increase to the capped operating expense ratio for the Administrator Class.  Effective March 1, 2016 the Administrator Class ratio will be 1.25%, expiring February 28, 2017.

46. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Large Cap Core Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 1.00% and 0.70%, respectively, expiring November 30, 2016.

47. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Large Cap Growth Fund.  Effective December 1, 2015, the ratios for Classes R4, R6 and Institutional will be 0.80%, 0.65% and 0.75%, respectively, expiring November 30, 2016.

48. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Large Company Value Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 0.98% and 0.75%, respectively, expiring November 30, 2016.

49. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Money Market Fund.  Effective upon the conversion of the Investor Class shares to Class A, the ratios for Classes A, B and C will be 0.65%, 1.40% and 1.40%, respectively, expiring one year after the next annual update following the effectiveness of the Investor Class conversion.

50. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for the Municipal Money Market Fund Class A.  Effective upon the conversion of the Investor Class shares to Class A, the ratio for Class A will be 0.64%, expiring one year after the next annual update following the effectiveness of the Investor Class conversion.

51. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Omega Growth Fund.   Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 1.10% and 0.85%, respectively, expiring November 30, 2016.

52. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Opportunity Fund.  Effective July 1, 2015 the ratios for Classes A, B and C will be 1.21%, 1.96% and 1.96%, respectively, expiring January 31, 2017.

53. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Premier Large Company Growth Fund.  Effective July 1, 2015 the ratios for Classes A, B and C will be 1.11%, 1.86% and 1.86% , respectively, expiring November 30, 2016.  In addition, the Board approved an increase to the capped operating expense ratio for the Administrator Class.  Effective July 1, 2015 the Administrator Class ratio will be 1.00%, expiring November 30, 2016.

54. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Short-Term Municipal Bond Fund.  Effective November 1, 2015, the ratios for Class A and Class C will be 0.63% and 1.38%, respectively, expiring October 31, 2016.

55. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Small Company Growth Fund.  Effective July 1, 2015 the ratios for Classes A, B and C will be 1.35%, 2.10% and 2.10%, respectively, expiring September 30, 2016.

56. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Small Company Value Fund.  Effective October 1, 2015 the ratios for Classes A, B and C will be 1.35%, 2.10% and 2.10%, respectively, expiring September 30, 2016.

57. On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratio for the Specialized Technology Fund Administrator Class.  Effective July 1, 2015 the ratio will be 1.33%, expiring July 31, 2016.

58. On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Special Small Cap Value Fund Administrator Class.  Effective August 1, 2015 the ratio for will be 1.20%, expiring July 31, 2016.